UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2021 (March 5, 2021)

ISOS ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40142	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Post Road West, Suite 200

Westport, CT 06880

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 554-5641

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	ISOS.U.	The New York Stock Exchange

Class A Ordinary Shares, par value $0.0001 per share	ISOS	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	ISOS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 5, 2021, Isos Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 22,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $225,000,000. The Company has granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 3,375,000 additional Units.

Simultaneously with the closing of the IPO, pursuant to the Placement Warrants Purchase Agreements, the Company completed the private sale of an aggregate of 3,666,667 warrants to the Sponsor at a purchase price of $1.50 per warrant (the “Sponsor Warrants”), and 1,333,333 warrants to LionTree Partners LLC (the “LionTree Warrants”, and, collectively with the LionTree Warrants, the “Private Placement Warrants”), generating gross proceeds to the Company of $7,500,000.

A total of $225,000,000, comprised of $217,500,000 of the proceeds from the IPO (which amount includes $7,875,000 of the underwriter’s deferred discount) and $7,500,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of March 5, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of March 5, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOS ACQUISITION CORPORATION

	By:	/s/ Michelle Wilson
		Name:	Michelle Wilson
		Title:	Co-Chief Executive Officer

Dated: March 11, 2021

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